Exhibit 99.1

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

We have audited the accompanying balance sheet of Shaanxi Weinan Aoxing Pharmaceuticals, LLC (the “Company”) as of December 31, 2010, and the related statement of operations, statement of stockholders’ equity and statement of cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing auditing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits also included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Mazars CPA Limited
Certified Public Accountants
Hong Kong
December 23, 2011

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Balance Sheet

December 31, 2010
ASSETS

Current assets:
Cash and cash equivalents	$5,487,763
Accounts receivable	572,114
Inventories	731,469
Total Current Assets	6,791,346

Property and equipment, net	1,163,271
Intangible assets, net	5,847,437
Deferred tax assets	1,817,344

Total Assets	$15,619,398

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$1,292,067
Deposit received on behalf of stockholders	4,537,342
Value-added tax payable	48,994
Income tax payable	109,520
Short-term bank loans	1,046,730
Total Current Liabilities	7,034,653

Commitments and contingencies

Stockholders’ equity:
Paid-in capital	748,960
Additional paid-in capital	8,343,039
Statutory reserve	361,679
Accumulated losses	(2,421,770)
Accumulated other comprehensive income	1,552,837
Total Stockholders’ Equity	8,584,745

Total Liabilities and Stockholders’ Equity	$15,619,398

The accompanying notes are an integral part of these financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Statement of Operations

Year ended December 31, 2010

Sales, net	$5,889,713

Cost of sales	2,864,758

Gross profit	3,024,955

Operating expenses:
Selling expenses	1,732,170
General and administrative expenses	237,625
Total operating expenses	1,969,795

Income from operations	1,055,160

Other income/(expenses)
Other income	5,770
Interest income	130
Finance costs	(148,310)
Other expenses	(148)
Total other income (expenses)	(142,558)

Income before income taxes	912,602

Provision for income taxes	232,469

Net income	$680,133

The accompanying notes are an integral part of these financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Statement of Stockholders’ Equity

	Paid-in capital	Additional paid-in capital	Statutory reserve	Accumulated losses	Accumulated other comprehensive income	Stockholders’ equity

Balance as of January 1, 2010	$748,960	$8,343,039	$61,500	$(2,801,724)	$1,275,587	$7,627,362
Transfers to statutory reserve	-	-	300,179	(300,179)	-	-
Comprehensive income:
Net income	-	-	-	680,133	-	680,133
Foreign currency translation adjustment	-	-	-	-	277,250	277,250
Total comprehensive income	-	-	-	-	-	957,383

Balance as of December 31, 2010	$748,960	$8,343,039	$361,679	$(2,421,770)	$1,552,837	$8,584,745

The accompanying notes are an integral part of these financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Statement of Cash Flows

Year ended December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$680,133
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	167,051
Amortization of intangible assets	1,060,854
Exchange differences	45,926
Changes in operating assets and liabilities:
Accounts receivable	1,750,865
Prepaid expenses and other receivables	365,525
Inventories, net	76,295
Accounts payable and accrued expenses	(1,802,339)
Value-added tax payable	(19,219)
Income tax payable	(101,017)

Net cash provided by operating activities	2,224,074

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of short-term bank loans	(2,336,180)
Inception of short-term bank loans	1,046,730
Repayment of amount due to former directors	(827,527)
Deposits for the transfer of equity ownership of the Company received on behalf of the then stockholders	4,537,342

Net cash provided by financing activities	2,420,365

Net increase in cash and cash equivalents	4,644,439

Cash and cash equivalents, beginning balance	815,528

Effect on exchange rate changes on cash and cash equivalents	27,796

Cash and cash equivalents, ending balance	$5,487,763

SUPPLEMENTAL DISCLOSURES
Interest paid	$(148,310)
Income tax paid	$(333,484)

The accompanying notes are an integral part of these financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 1 -  ORGANIZATION AND PRINCIPAL ACTIVITIES

Shaanxi Weinan Aoxing Pharmaceuticals, LLC (“Shaanxi Weinan” or the “Company”), with registered office at No.13 Weihua Avenue, Weinan City, Shaanxi Province, the People’s Republic of China (the “PRC”), is a limited liability company incorporated under the laws of the PRC on June 30, 1998. The Company is engaged in the business of production and sales of pharmaceutical products in the PRC. The Company currently owns 86 drugs and 1 health product in the PRC.

On October 11, 2011, the Company and its then stockholders (the “Stockholders”) entered into a Share Transfer Agreement (the “Agreement”) with Shaanxi Aoxing Pharmaceutical Co., Ltd.(“Aoxing Pharmaceutical”), a limited liability company incorporated under the laws of the PRC and a variable interest entity of Biostar Pharmaceuticals, Inc. (“Biostar”), a Maryland corporation, pursuant to which the Stockholders agreed to transfer all equity interests in the Company to Shaanxi Aoxing (the “Transaction”). Following the consummation of the Transaction on October 20, 2011, the Company became a wholly owned subsidiary of Aoxing Pharmaceutical and would be consolidated by Biostar.

These financial statements are prepared by the Company for the sole purpose of being issued in connection with the reporting requirements of Biostar under the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). These financial statements were authorized for issue by the management of Shaanxi Weinan on December 23, 2011.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Foreign currency translation

The Company’s reporting currency is the U.S. dollar (“$”). The Company’s operation in the PRC uses Chinese Yuan Renminbi (“RMB”) as its functional currency. The financial statements of the Company are translated into U.S. dollars in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 52, Foreign Currency Translation, included in the Codification as ASC 830, Foreign Currency Matters. According to the topic, all assets and liabilities are translated at the current exchange rate, stockholders’ equity is translated at the historical rates and items within statement of operations are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a Component of Shareholders Equity, included in the Codification as ASC 220, Comprehensive Income. Foreign exchange transaction gains and losses are reflected in the statement of operations. For the year ended December 31, 2010, the foreign currency translation adjustment to the Company’s other comprehensive income were $277,250.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used for, but not limited to, the accounting for certain items such as allowance for doubtful accounts, depreciation and amortization, impairment, inventory allowance, taxes and contingencies.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s management evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains allowances for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these allowances. Terms of sales vary. Allowances are recorded primarily on a specific identification basis. No allowance for doubtful accounts had been provided as of December 31, 2010.

Inventories

Inventories are valued at the lower of weighted average cost or market. Management compares the cost of inventories with the market value, and allowance is made for writing down the inventories to market value, if lower.  Inventories consist of the following:

December 31, 2010

Raw materials	$425,962
Work in process	166,778
Finished goods	138,729

$731,469

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Real property	20 years
Machinery and equipments	10 years
Computers and office equipments	3 years

Property and equipment consisted of the following:

December 31, 2010
Real property	$1,194,808
Machinery and equipments	1,170,168
Computers and office equipments	9,859

2,374,835
Less: Accumulated depreciation	(1,211,564)

$1,163,271

Intangible Assets

Intangible assets are amortized using the straight-line method over their estimated period of benefit, ranging from ten to fifty years. Management evaluates the recoverability of intangible assets periodically and takes into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists. Impairments of land use rights of $2,786,207 have been identified in prior periods. The Company’s land use rights will expire in 2053. The proprietary technologies were mainly contributed by the ex-owners of the Company and relate to the production of the Company’s 82 state-approved drugs. All of the Company’s intangible assets are subject to amortization with estimated useful lives of:

Land use rights	50 years
Proprietary technologies	10 years

The components of finite-lived intangible assets are as follows:

December 31, 2010

Land use rights	$3,696,454
Proprietary technologies	10,770,700

14,467,154
Less: Accumulated amortization	(5,833,510)
Less: Impairments	(2,786,207)

$5,847,437

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets (Continued)

The estimated future amortization expenses related to intangible assets as of December 31, 2010 are as follows:

Years Ending December 31,
2011	$1,087,816
2012	1,087,816
2013	1,087,816
2014	1,087,816
2015	1,087,816
Thereafter	408,357

Long-Lived Assets

The Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, included in the Codification as ASC 360, Property, Plant, and Equipment, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets.

The Company periodically evaluates the carrying value of long-lived assets to be held and used. Impairment loss is recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. No loss on disposal occurred during the year.

Fair Value of Financial Instruments

SFAS No. 107, Disclosures about Fair Value of Financial Instruments, included in the Codification as ASC 825, Financial Instruments, requires that the Company discloses estimated fair values of financial instruments. The carrying amounts reported in the balance sheet for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Value-added Tax Payable

The Company is subject to a value added tax rate of 17% on product sales in the PRC.  Value-added tax payable is computed net of value-added tax paid on purchases for sales in the PRC.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104, included in the Codification as ASC 605, Revenue Recognition. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

The Company does not allow its customers to return products.  The Company’s customers can exchange products only if they are damaged in transportation.

Advertising

Advertising expense consists primarily of costs of promoting the Company’s corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred. For the year ended December 31, 2010, the Company incurred advertising expense of $476,589.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, included in the Codification as ASC 740, Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company also adopts the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, included in the Codification as ASC 740, Income Taxes. The topic addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

Comprehensive income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. For the Company, comprehensive income for the period presented includes net income and foreign currency translation adjustments.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, included in the Codification as ASC 230, Statement of Cash Flows, cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, all of which are in the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information, included in the Codification as ASC 280, Segment Reporting, requires use of the management approach model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements

Effective during the year ended December 31, 2010, the Company adopted the following Accounting Standards Updates (“ASU”) issued by the FASB:

▪
ASU 2009-05, Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value, provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following techniques: (1) the quoted price of the identical liability when traded as an asset, (2) the quoted prices for similar liabilities or similar liabilities when traded as assets, and (3) another valuation technique (e.g., a market approach or income approach) including a technique based on the amount an entity would pay to transfer the identical liability, or a technique based on the amount an entity would receive to enter into an identical liability.

▪
ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, adds new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It amends Topic 820 that a reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers and should present separately information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs. It also clarifies the requirements that for purposes of reporting fair value measurement for each class of assets and liabilities, a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities and should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements.

▪
ASU No. 2010-09, Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements, removes the requirement for a SEC filer to disclose a date through which subsequent events have been evaluated in both issued and revised financial statements.

▪
ASU No. 2010-18, Receivables (Topic 310): Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset (A consensus of the FASB Emerging Issues Task Force), addresses that modification of loans within a pool under the existing Topic does not result in the removal of such loans from the pool even if modification of such loans would otherwise be considered a troubled debt restructuring.

▪
ASU No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses, which amends Topic 310 by requiring more robust and disaggregated disclosures about the credit quality of an entity’s financing receivables and its allowance for credit losses. The new and amended disclosures that relate to information as of the end of a reporting period have been effective for the interim and annual reporting periods ending on or after December 15, 2010. That is, for calendar-year-end entities like the Company, most of the new and amended disclosures in the ASU have been effective for this year-end reporting season. However, the disclosures that include information for activity that occurs during a reporting period will be effective for the interim and annual reporting periods beginning on or after December 15, 2010 and the Company has not elected to early adopt those requirements.

The adoption of the foregoing ASU’s did not have a material effect on the Company’s financial statements.

In January 2011, the FASB issued ASU 2011-01, Receivables (Topic 310), Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in ASU No. 2010-20 (see above). The ASU delays the effective date of the disclosures about troubled debt restructuring the ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on what constitutes a troubled debt restructuring and to issue its guidance on the topic currently anticipated for interim and annual periods after June 15, 2011. It is not expected to have a material impact on the Company’s financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (Continued)

In April 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring. This ASU clarifies which loan modifications constitute troubled debt restructuring. It is intended to assist creditors in determining whether a modification of the terms of receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. For non-public companies, this ASU is effective for annual periods ending on or after December 15, 2012 (including interim periods within those annual periods), and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. Early application is permitted. It is not expected to have a material impact on the Company’s financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This ASU is the result of joint effects by the FASB and International Accounting Standards Board (“IASB”) to develop a single, converged fair value framework – that is, converged guidance on how (not when) to measure fair value and on what disclosures to provide about fair value measurements. Thus, there are few differences between this ASU and its international counterpart, IFRS 13. While this ASU is largely consistent with existing fair value measurement principles in U.S. GAAP, it expands Topic 820’s existing disclosure requirements for fair value measurements and makes other amendments. Many of these amendments were made to eliminate unnecessary wording differences between U.S. GAAP and IFRSs. However, some could change how the fair value measurement guidance in Topic 820 is applied. This ASU is effective for annual periods beginning after December 15, 2011 for non-public entities. It is not expected to have a material impact on the Company’s financial statements.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, which revises the manner in which entities present comprehensive income in their financial statements. This ASU removes the presentation options in Topic 220 and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. This ASU does not change the items that must be reported in other comprehensive income. For non-public entities, the amendments are effective for annual periods, beginning after December 15, 2012 and interim and annual period thereafter. Early adoption is permitted. This ASU does not require incremental disclosures in addition to those required by Topic 250 or any transition guidance. Because the Company is currently adopted to present comprehensive income within the statement of changes of stockholders’ equity and therefore, it is expected this ASU would change the presentation of comprehensive income in the Company’s financial statements upon its adoption.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 3 - INCOME TAXES

The Company was incorporated in the PRC and has operations in that tax jurisdiction, i.e. the PRC, only. The Company generated all of its net income from its operation in the PRC for the year ended December 31, 2010 and has recorded income tax provision for the period.

(a)           The provision for income tax expenses (benefits) consists of the following:

Year ended December 31, 2010

Current	$347,878
Deferred	(115,409)

Provision for income taxes	$232,469

(b)	Reconciliation from the expected income tax expenses calculated with reference to the statutory tax rate in the PRC of 25% is as follows:

Year ended December 31, 2010

Expected income tax expenses	$228,151
Others	4,318

Provision for income tax expenses	$232,469

(c)           Components of deferred tax assets were as follows:

Year ended December 31, 2010

Impairment of intangible assets	$696,552
Amortization of intangible assets	1,076,168
Prepaid expenses and accruals	44,624

$1,817,344

Uncertain Tax Positions

Interest associated with unrecognized tax benefits are classified as income tax, and penalties are classified in general and administrative expenses in the statement of operations.

For the year ended December 31, 2010, the Company had no unrecognized tax benefits and related interest and penalties expenses.  Currently, the Company is not subject to examination by the tax jurisdiction.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 4 - STATUTORY RESERVE

The Company is required to make appropriations to certain non-distributable reserve funds. In accordance with the laws and regulations applicable to China’s domestic enterprises and with China’s Company Laws, an enterprise’s income, after the payment of the PRC income taxes, must be allocated to the statutory surplus reserves. The proportion of allocation for reserves is 10 percent of the profit after tax to the surplus reserve fund, not to exceed 50 percent of registered capital.

Use of the statutory reserve fund is restricted to set offs against losses, expansion of production and operation or increase in the registered capital of a company. Use of the statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2010, the Company had allocated $361,679 to these non-distributable reserve funds.

Note 5 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following:

December 31, 2010

Trade payables	$551,951
Other payables and accruals	740,116

$1,292,067

Note 6 – DEPOSIT RECEIVED ON BEHALF OF STOCKHOLDERS

The deposit was received on behalf of the Stockholders, as part of purchase consideration for the Transaction, as detailed in note 1 to Financial Statements. The deposits were subsequently transferred to the Stockholders in September 2011 pending the finalization of the terms of the Agreement. The Agreement was signed and the Transaction was completed in October 2011.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 7 – SHORT-TERM BANK LOANS

In June 2010, the Company renewed its RMB6,900,000 (approximately $1,047,000) one year short-term bank loans with a local bank in the PRC, with annual interest rate at 5.841% and subject to floating up of 10%, for working capital purpose. The loans were secured by pledge of the Company’s land use right, real property and machinery and equipments with carrying amount of approximately $1.6 million as of December 31, 2010. The loans are due in June 2011. As of December 31, 2010, the carrying amount of the short-term bank loans approximated their fair values.

The loans were collateralized by land use right, real property and machinery and equipments of the Company with carrying amounts as follows:

December 31, 2010

Land use right	$462,086
Real property	760,070
Machinery and equipments	402,905

$1,625,061

The above collaterals have been released upon the Company fully repaid the short-term bank loan in June 2011.

Note 8 - SEGMENT INFORMATION

For the year ended December 31, 2010, revenues of the Company represented the net sales of pharmaceutical products. No financial information by business segment is presented. Furthermore, as all revenues are derived from the PRC, no geographic information by geographical segment is presented. All tangible and intangible assets are located in the PRC.

Note 9 - OTHER COMPREHENSIVE INCOME

Balance of related after-tax components comprising accumulated other comprehensive income included in stockholders’ equity as of December 31, 2010 was as follows:

December 31, 2010

Accumulated other comprehensive income, beginning balance	$1,275,587
Change in cumulative foreign currency translation adjustment	277,250

Accumulated other comprehensive income, ending balance	$1,552,837

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Financial Statements

Note 10 - CURRENT VULUNERABILITY DUE TO CERTAIN RISK FACTORS

All of the Company’s operations are carried out in the PRC; therefore the Company is subject to the risks not typically associated with entities operating in the United States of America (“U.S.A.”). Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general states of the PRC’s economy. All of the following risks may impair the Company’s business operations. If any of the following risks actually occurs, the Company’s business, financial condition or results of operations could be materially adversely affected. Such risks include:

•	The Company may not be able to adequately protect and maintain its intellectual property.
•	The Company may not be able to obtain regulatory approvals for its products.
•	The Company may have difficulty competing with larger and better financed companies in the same sector.
•	New legislative or regulatory requirements may adversely affect the Company’s business and operations.
•	The Company is dependent on certain key existing and future personnel.
•	Changes in the laws and regulations in the PRC may adversely affect the Company’s ability to conduct its business.
•	The Company may experience barriers to conducting business due to governmental policy.
•	Capital outflow policies in the PRC may hamper the Company’s ability to remit income to U.S.A.
•	Fluctuation of the RMB could materially affect the Company’s financial condition and results of operations.
•	The Company may face obstacles from the communist system in the PRC.
•	The Company may have difficulty establishing adequate management, legal and financial controls in the PRC.
•	The Company’s growth is dependent on its ability to successfully develop, market, or acquire new drugs. The Company may be subject to product liability claims in future.
•	Trade barriers and taxes may have an adverse affect on the Company’s business and operations.

Note 11 - CONCENTRATION

For the year ended December 31, 2010, two customers, who individually accounted for over 10% of the Company’s total sales, in aggregate accounted for 35% of the Company’s total sales. The loss of any of these customers could have a material adverse effect on the Company’s financial position and results of operations.

Note 12 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events for potential recognition and disclosure through the date the financial statements were issued.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Index to Unaudited Condensed Interim Financial Statements
For the nine months ended September 30, 2011

Page
Condensed Balance Sheet (unaudited)	F-18
Condensed Statements of Operations (unaudited)	F-19
Condensed Statements of Cash Flows (unaudited)	F-20
Notes to Condensed Interim Financial Statements (unaudited)	F-21 to F-27

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Condensed Balance Sheet (unaudited)

September 30, 2011

ASSETS

Current assets:
Cash and cash equivalents	$3,020
Accounts receivable	1,029,934
Inventories	397,442
Total Current Assets	1,430,396

Property, plant and equipment, net	1,103,385
Intangible assets, net	5,190,781
Deferred tax assets	2,027,262

Total Assets	$9,751,824

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$620,631
Value-added tax payable	93,658
Income tax payable	2,123
Total Current Liabilities	$716,412

Commitments and contingencies

Stockholders’ equity:
Paid-in capital	748,960
Additional paid-in capital	8,343,039
Statutory reserve	361,679
Accumulated losses	(2,245,435)
Accumulated other comprehensive income	1,827,169
Total Stockholders’ Equity	9,035,412

Total Liabilities and Stockholders’ Equity	$9,751,824

The accompanying notes are an integral part of these financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Condensed Statements of Operations (unaudited)

	Nine months ended September 30,
	2011	2010

Sales, net	$4,835,882	$4,397,680

Cost of sales	2,611,016	2,022,511

Gross profit	2,224,866	2,375,169

Operating expenses:
Selling expenses	1,617,283	1,376,040
General and administrative expenses	244,828	188,127
Total operating expenses	1,862,111	1,564,167

Income from operations	362,755	811,002

Other income/(expenses)
Other income	162	5,838
Interest income	13,223	88
Finance costs	(38,969)	(132,684)
Other expenses	(98,359)	(150)
Total other income (expenses)	(123,943)	(126,908)

Income before income taxes	238,812	684,094

Provision for income taxes	62,477	174,201

Net income	$176,335	$509,893

The accompanying notes are an integral part of these financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Condensed Statements of Cash Flows (unaudited)

	Nine months ended September 30,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$176,335	$509,893
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	130,497	126,779
Amortization of intangible assets	828,985	805,106
Exchange differences	(22,383)	-
Changes in operating assets and liabilities:
Accounts receivable	(439,718)	1,661,086
Pre-paid expenses and other receivables	-	313,280
Inventories, net	357,172	(82,630)
Accounts payable and accrued expenses	(855,887)	(1,904,005)
Value-added tax payable	43,114	(13,037)
Income tax payable	(259,306)	(88,398)

Net cash (used in) provided by operating activities	(41,191)	1,328,074

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of short-term bank loans	(1,079,850)	(1,706,580)
Inception of short-term bank loans	-	1,032,930
Repayment of amounts due to former directors	-	(783,982)
Settlement of deposits for the transfer of equity ownership of the Company received on behalf of the then stockholders	(4,537,342)	-

Net cash used in financing activities	(5,617,192)	(1,457,632)

Net decrease in cash and cash equivalents	(5,658,383)	(129,558)

Cash and cash equivalents, beginning balance	5,487,763	815,528

Effect on exchange rate changes on cash and cash equivalents	173,640	16,677

Cash and cash equivalents, ending balance	$3,020	$702,647

SUPPLEMENTAL DISCLOSURES
Interest paid	$(30,023)	$(124,445)
Income tax paid	$(321,783)	$(262,600)

The accompanying notes are an integral part of these financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Condensed Financial Statements (Unaudited)

Note 1 -  ORGANIZATION AND PRINCIPAL ACTIVITIES

Shaanxi Weinan Aoxing Pharmaceuticals, LLC (“Shaanxi Weinan” or the “Company”), with registered office at No.13 Weihua Avenue, Weinan City, Shaanxi Province, the People’s Republic of China (the “PRC”), is a limited liability company incorporated under the laws of the PRC on June 30, 1998. The Company is engaged in the business of production and sales of pharmaceutical products in the PRC. The Company currently owns 86 drugs and 1 health product in the PRC.

On October 11, 2011, the Company and its then stockholders (the “Stockholders”) entered into a Share Transfer Agreement (the “Agreement”) with Shaanxi Aoxing Pharmaceutical Co., Ltd.(“Aoxing Pharmaceutical”), a limited liability company incorporated under the laws of the PRC and a variable interest entity of Biostar Pharmaceuticals, Inc. (“Biostar”), a Maryland corporation, pursuant to which the Stockholders agreed to transfer all equity interests in the Company to Shaanxi Aoxing (the “Transaction”). Following the consummation of the Transaction on October 20, 2011, the Company became a wholly owned subsidiary of Aoxing Pharmaceutical and would be consolidated by Biostar.

These unaudited interim financial statements are prepared by the Company for the sole purpose of being issued in connection with the reporting requirements of Biostar under the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). These unaudited interim financial statements were authorized for issue by the management of Shaanxi Weinan on December 23, 2011.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements

These unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial reporting and the rules and regulations of the SEC that permit reduced disclosure for interim periods. Therefore, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all adjustments of a normal recurring nature necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented have been made. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the year ending December 31, 2011.

These unaudited interim financial statements should be read in conjunction with the audited financial statements of the Company for the year ended December 31, 2010 included in Biostar’s filing of Form 8 K/A of which these unaudited interim financial statements are incorporated.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used for, but not limited to, the accounting for certain items such as allowance for doubtful accounts, depreciation and amortization, impairment, inventory allowance, taxes and contingencies.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Condensed Financial Statements (Unaudited)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

The Company maintains allowances for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these allowances. Terms of sales vary. Allowances are recorded primarily on a specific identification basis. No allowance for doubtful accounts had been provided as of September 30, 2011.

Inventories

Inventories are valued at the lower of weighted average cost or market. Management compares the cost of inventories with the market value, and allowance is made for writing down the inventories to market value, if lower. Inventories consisted of the following:

September 30, 2011

Raw materials	$225,466
Work in process	156,352
Finished goods	15,624

$397,442

Property and Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Real property	20 years
Machinery and equipments	10 years
Computers and office equipments	3 years

Property and equipment consisted of the following:

September 30, 2011

Real property	$1,232,612
Machinery and equipments	1,240,319
Computers and office equipments	12,848

2,485,779
Less: Accumulated depreciation	(1,382,394)

$1,103,385

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Condensed Financial Statements (Unaudited)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets

Intangible assets are amortized using the straight-line method over their estimated period of benefit, ranging from ten to fifty years. Management evaluates the recoverability of intangible assets periodically and takes into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists. Impairments of land use rights of $2,874,367 have been identified in prior periods. The Company’s land use rights will expire in 2053. The proprietary technologies were mainly contributed by the ex-owners of the Company and relate to the production of the Company’s 82 state-approved drugs. All of the Company’s intangible assets are subject to amortization with estimated useful lives of:

Land use rights	50 years
Proprietary technologies	10 years

The components of finite-lived intangible assets are as follows:
September 30, 2011

Land use rights	$3,813,415
Proprietary technologies	11,111,500

14,924,915
Less: Accumulated amortization	(6,859,767)
Less: Impairments	(2,874,367)

$5,190,781

The estimated future amortization expenses related to intangible assets as of September 30, 2011 are as follows:

Years Ending December 31,
2011, 3 months	$280,560
2012	1,122,236
2013	1,122,236
2014	1,122,236
2015	1,122,236
Thereafter	421,277

Advertising

Advertising expense consists primarily of costs of promoting the Company’s corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred. For the nine months ended September 30, 2011 and 2010, the Company incurred advertising expense of $457,798 and $437,349, respectively.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Condensed Financial Statements (Unaudited)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements

Effective during the period for the nine months ended September 30, 2011, the Company adopted the following Accounting Standards Updates (“ASU”) issued by the FASB:

ASU No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses, which amends Topic 310 by requiring more robust and disaggregated disclosures about the credit quality of an entity’s financing receivables and its allowance for credit losses. In January 2011, the FASB issued ASU No. 2011-01, Receivables (Topic 310), Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in ASU No. 2010-20. The ASU delays the effective date of the disclosures about troubled debt restructuring as required in the ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on what constitutes a troubled debt restructuring and to issue its guidance on the topic.

The adoption of the foregoing ASU did not have a material effect on the Company’s financial statements.

In January 2011, the FASB issued ASU 2011-01, Receivables (Topic 310), Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in ASU No. 2010-20 (see above). The ASU delays the effective date of the disclosures about troubled debt restructuring the ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on what constitutes a troubled debt restructuring and to issue its guidance on the topic currently anticipated for interim and annual periods after June 15, 2011. It is not expected to have a material impact on the Company’s financial statements.

In April 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring. This ASU clarifies which loan modifications constitute troubled debt restructuring. It is intended to assist creditors in determining whether a modification of the terms of receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. For non-public companies, this ASU is effective for annual periods ending on or after December 15, 2012 (including interim periods within those annual periods), and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. Early application is permitted. It is not expected to have a material impact on the Company’s financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This ASU is the result of joint effects by the FASB and International Accounting Standards Board (“IASB”) to develop a single, converged fair value framework – that is, converged guidance on how (not when) to measure fair value and on what disclosures to provide about fair value measurements. Thus, there are few differences between this ASU and its international counterpart, IFRS 13. While this ASU is largely consistent with existing fair value measurement principles in U.S. GAAP, it expands Topic 820’s existing disclosure requirements for fair value measurements and makes other amendments. Many of these amendments were made to eliminate unnecessary wording differences between U.S. GAAP and IFRSs. However, some could change how the fair value measurement guidance in Topic 820 is applied. This ASU is effective for annual periods beginning after December 15, 2011 for non-public entities. It is not expected to have a material impact on the Company’s financial statements.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Condensed Financial Statements (Unaudited)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (Continued)

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, which revises the manner in which entities present comprehensive income in their financial statements. This ASU removes the presentation options in Topic 220 and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. This ASU does not change the items that must be reported in other comprehensive income. For non-public entities, the amendments are effective for annual periods, beginning after December 15, 2012 and interim and annual period thereafter. Early adoption is permitted. This ASU does not require incremental disclosures in addition to those required by Topic 250 or any transition guidance. Because the Company is currently adopted to present comprehensive income within the statement of changes of stockholders’ equity and therefore, it is expected this ASU would change the presentation of comprehensive income in the Company’s financial statements upon its adoption.

Note 3 - INCOME TAXES

The Company was incorporated in the PRC and has operations in that tax jurisdiction, i.e. the PRC, only. The Company generated all of its net income from its operation in the PRC for the nine months ended September 30, 2011 and 2010, and has recorded income tax provision for the periods.

(a)	The provision for income tax expenses (benefits) consists of the following:

	Nine months ended September 30,
	2011	2010

Current	$212,593	$243,940
Deferred	(150,116)	(69,739)

Provision for income taxes	$62,477	$174,201

(b)	Reconciliation from the expected income tax expenses calculated with reference to the statutory tax rate in the PRC of 25% (2010: 25%) is as follows:

	Nine months ended September 30,
	2011	2010

Expected income tax expenses	$59,703	$171,024
Others	2,774	3,177

Provision for income tax expenses	$62,477	$174,201

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Condensed Financial Statements (Unaudited)

Note 3 - INCOME TAXES (CONTINUED)

(c)	Components of net deferred tax assets were as follows:

September 30, 2011

Impairment of intangible assets	$718,592
Amortization of intangible assets	1,262,323
Prepaid expenses and accruals	46,347

$2,027,262

Uncertain Tax Positions

Interest associated with unrecognized tax benefits are classified as income tax, and penalties are classified in, general and administrative expenses in the statements of operations.

For the nine months ended 30 September, 2011 and 2010, the Company had no unrecognized tax benefits and related interest and penalties expenses. Currently, the Company is not subject to examination by the tax jurisdiction.

Note 4 - STATUTORY RESERVE

The Company is required to make appropriations to certain non-distributable reserve funds. In accordance with the laws and regulations applicable to China’s domestic enterprises and with China’s Company Laws, an enterprise’s income, after the payment of the PRC income taxes, must be allocated to the statutory surplus reserves. The proportion of allocation for reserves is 10 percent of the profit after tax to the surplus reserve fund, not to exceed 50 percent of registered capital.

Use of the statutory reserve fund is restricted to set offs against losses, expansion of production and operation or increase in the registered capital of a company. Use of the statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of September 30, 2011, the Company had allocated $361,679 to these non-distributable reserve funds.

Note 5 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses mainly consisted of other payables and accruals.

Note 6 - SEGMENT INFORMATION

For the nine months ended September 30, 2011 and 2010, revenues of the Company represented the net sales of pharmaceutical products. No financial information by business segment is presented. Furthermore, as all revenues are derived from the PRC, no geographic information by geographical segment is presented. All tangible and intangible assets are located in the PRC.

Shaanxi Weinan Aoxing Pharmaceuticals, LLC
(formerly Shaanxi Weinan Huaren Pharmaceuticals, Ltd.)

Notes to Condensed Financial Statements (Unaudited)

Note 7 - OTHER COMPREHENSIVE INCOME

Balance of related after-tax components comprising accumulated other comprehensive income included in stockholders’ equity were as follows:

September 30, 2011

Accumulated other comprehensive income, beginning balance	$1,552,837
Change in cumulative foreign currency translation adjustment	274,332

Accumulated other comprehensive income, ending balance	$1,827,169

Note 8 - CONCENTRATION

For the nine months ended September 30, 2011, a customer, who individually accounted for 27% of the Company’s total sales. The loss of this customer could have a material adverse effect on the Company’s financial position and results of operations.

Note 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events for potential recognition and disclosure through the date the financial statements were issued.